TECHNOLOGY TRANSFER AGREEMENT


     THIS TECHNOLOGY TRANSFER AGREEMENT (the "Agreement") dated as of September 18, 2002 is entered into by and between DCH Technology, Inc., a Delaware corporation ("Seller"), and H2SCAN, a Washington limited liability company ("Buyer").
                                    RECITALS

     A. DCH Sensors, Inc. ("Sensors"), a wholly-owned subsidiary of Seller, is engaged in the business of licensing, developing and commercializing hydrogen-specific gas sensors (the "Business"). Certain of the intellectual property used by Sensors in the Business is owned by Seller (the "Assets," as more specifically described below in Section 1).

     B. Sensors is in the process of an Assignment for Benefit of Creditors, from Sensors to The C.F. Boham Campany, Inc., dba The Hamer Group ("Assignee") with respect to certain assets necessary to operate the business of Sensors ("ABC"). Assignee intends to sell all of the assets received by it from Sensors to Buyer, a recently formed Washington limited liability company.

     C. In order to allow Buyer to operate the Business as formerly operated by Sensors, Seller desires to sell to Buyer, and Buyer desires to purchase the Assets from Seller, in accordance with the terms and subject to the conditions hereinafter set forth.

                                    AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.     SALE AND PURCHASE OF THE ASSETS

          (a)     Description  of  Assets  to  be  Acquired.  Upon the terms and
                  -----------------------------------------
subject to the conditions set forth in this Agreement, at the Closing Date (as defined in Section 6 of this Agreement), Seller shall convey, sell, transfer, assign, and deliver to Buyer, and Buyer shall purchase from Seller, all right, title and interest of Seller at the Closing Date in and to all of the assets set forth below:

               (i)     Contracts.  All  of  Seller's  rights under those certain
                       ---------
agreements, contracts, contract rights, licenses and licensing agreements as listed on Exhibit A (collectively, the "Contracts"); and
            ----------                        ---------

               (ii)     Intellectual  Property  and  Intangible  Assets.  All
                        -----------------------------------------------
intangible assets owned by Seller and used, usable or held for use in, or otherwise required for the services of the Business including but not limited to the licenses, United States patent rights, patents, patent applications, provisionals, divisionals, continuations, continuations-in-part, reissuances, renewals, re-examinations, additions and extension of any such patents and patent applications, any foreign counterparts thereof and any related US or foreign patents that may issue therefrom in the future (the "Patents"), trademarks, trademark applications, trade names, service marks, service mark applications (whether such marks are registered or at common law)(the "Trademarks"), all inventions (whether patentable or not), invention


Technology Transfer Agreement - Execution 1
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disclosures,  improvements,  know-how,  trade  secrets,  copyrights  (whether registered or not) proprietary information, computer programs, software code, source and object code, technology and technical data, and all documentation relating to any of the foregoing (collectively, the "Proprietary Rights"), including without limitation those listed on Exhibit B attached hereto, and all
                                              ---------
of Seller's causes of action, judgments and claims or demands of whatever kind or description arising out of or relating to the Business;

               (iv)     Permits and Licenses.  All permits, licenses, product
                        --------------------
registrations, filings, authorizations, approvals or indicia of authority (and any pending applications for any thereof) issued by any governmental agency, authority or other instrumentality of the United States or any state or any foreign country or political subdivision thereof relating to the Proprietary Rights; and

               (iii)     Books and Records.  All prototypes, samples, equipment,
                         -----------------
records, files, papers, drawings, engineering information, computer programs, manuals and data, originals of all tangible records relating to the Proprietary Rights and Patent certificates, Copyright or Trademark registrations thereof, research and development records, and copies or originals of all customer records, vendor records, financial and procedures information relating to customers, files, papers and all other records relating to the Business (collectively, the "Records").

          (b) The assets, properties, and rights to be conveyed, sold, transferred, assigned and delivered to Buyer pursuant to this Section 1 are hereinafter collectively referred to as the "Assets."

     2. PURCHASE PRICE. The aggregate purchase price ("Purchase Price") for the Assets shall be One Hundred Thousand Dollars ($100,000). The Purchase Price shall be paid at the Closing (as defined in Section 6) via wire transfer or certified check.

     3.     OWNERSHIP RIGHTS

          (a)     Ownership.  As of the Closing Date, Buyer shall own all right,
                  ---------
title and interest in and to the Assets and Seller and Sensors shall have no right, title or interest therein or thereto.

          (b)     Enforcement of Rights.  Buyer shall have the sole right to
                  ---------------------
control and the sole right to prosecute and/or enforce all Patents and Trademarks and all infringements of Proprietary Rights by third parties, at Buyer's expense, which rights Buyer may exercise in its sole and absolute discretion.

          (c)     Further Assurances.  Seller shall, upon the request of Buyer,
                  ------------------
reasonably cooperate with and assist Buyer in filing, prosecuting ,perfecting and/or enforcing all US and foreign Patent, Trademark and/or Copyright to which Buyer is entitled with respect to the Assets to the extent permitted or made necessary by statute, regulation or government agency, including, without limitation, executing and delivering all documents in connection therewith; provided that Buyer shall reimburse Seller for reasonable out-of-pocket costs and expenses incurred by Seller in connection with such cooperation. All such Patents and Copyrights shall be applied for in the names of the actual inventors


Technology Transfer Agreement - Execution 2 or authors and shall be assigned to Buyer, and Seller shall execute and deliver such forms of assignment, powers of attorney and/or other documents which are necessary to give effect to the provisions hereof.

          (d)     Power of Attorney.  In the event that Seller is unable or
                  -----------------
unwilling to fully perform its obligations under Section 3(c) above, Seller hereby irrevocably designates and appoints Buyer or its assigns and their duly authorized officers and agents as Seller's agents and attorneys-in-fact to act for and in Seller's behalf and instead of Seller, to execute and file any Patent, Trademark or Copyright application or other document relating to the Assets and to do all other lawfully permitted acts in connection with any of the Assets.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER. Except as specifically set forth in Seller's disclosure schedule, Seller hereby represents and warrants to Buyer that:

          (a)     Incorporation and Authority.  Seller  is  a  corporation  duly
                  ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Seller, and to the best of Seller's knowledge after consulation with Seller's legal counsel, no approval of the shareholders of Seller is required.

          (b)     Governmental  Consents  and  Approvals.  Seller shall promptly
                  --------------------------------------
record the sale of its Proprietary Rights with the United States Patent and Trade Mark Office ("USPTO") or other appropriate office.

          (c)     Validity, Execution.  This Agreement has been duly and validly
                  -------------------
executed and delivered by Seller, and constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms.

          (d)     No  Breach.  To  the  best  of  Seller's  knowledge,  the
                  ----------
consummation of the transactions contemplated hereby will not result in any breach of, or constitute a default under, any material agreement or other instrument or obligation to which Seller is a party or by which Seller or Seller's property is bound, and will not result in the creation of any lien, charge or encumbrance upon any of the Assets.

          (e)     Rightful  Owner.  Prior to execution of this Agreement, Seller
                  ---------------
was the sole and exclusive owner of all of the Assets and, as of the Closing Date, Seller conveys to Buyer full, absolute, good and marketable title to the Assets, to the best of Seller's knowledge, free and clear of all liens, liabilities, charges or other encumbrances of any kind.

          (f)     No Previous Grants.  Other than this Agreement, to the best of
                  ------------------
Seller's knowledge, Seller has not previously granted, and will not grant, any rights in conflict with the rights assigned to Buyer herein;

          (g)     No Third Party Intellectual Property.   To the best of
                  ------------------------------------
Seller's knowledge, except for the rightful use of licenses under the Contracts listed on Exhibit A attached hereto, no proprietary technology or materials of any third party is incorporated in any way in the Assets;


Technology Transfer Agreement - Execution 3
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          (h)     No Infringement.  To the best of Seller's knowledge, neither
                  ---------------
the Assets, nor any part thereof, as delivered and provided by Seller to Buyer, infringes upon any intellectual property right of any third party, and to the best knowledge of Seller, there is no infringement on the part of any third party of the Assets; and

          (i)     No Claims.  There is no pending nor, to the best knowledge of
                  ---------
Seller, threatened claim or litigation contesting the validity, ownership or right to sell, use, license or dispose of the Assets or any portion thereof nor, to the best knowledge of Seller, is there any basis for any such claim, nor has Seller received any notice asserting that any such portion of the Assets or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor to the best knowledge of Seller is there any basis for any such assertion.

          (i)     Operation of Business.  The Assets, together with the Acquired
                  ---------------------
Assets (as defined in that certain Asset Sale Agreement between the Assignee and Buyer of even date herewith) constitutes all assets or property of any kind required to operate the business of Sensors as it has been operated prior to the ABC.

     5. REPRESENTATIONS AND WARRANTIES OF BUYER. Except as specifically set forth in the disclosure schedule, Buyer hereby represents and warrants to Seller that:

          (a)     Organization.  Buyer is a Washington limited liability company
                  ------------
duly organized, validly existing and in good standing under the laws of the State of Washington and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer.

          (b)     Validity, Execution.  This Agreement has been duly and validly
                  -------------------
executed and delivered by Buyer, and constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms.

          (c)     No Breach.  To the best of Buyer's knowledge, the consummation
                  ---------
of the transactions contemplated hereby will not result in any breach of, or constitute a default under, any material agreement or other instrument or obligation to which Buyer is a party.

     6.  THE CLOSING.

          (a)     Date and Location.  The closing (the "Closing") of the
                  -----------------
transactions provided for herein shall take place at the offices of Buyer, by 5:00p.m., local time, on September 18, 2002 or at such other time and place as Seller and Buyer may agree upon in writing (the "Closing Date"). The transactions contemplated herein may be closed via the exchange of facsimile signature pages followed by overnight delivery of original executed documents.


Technology Transfer Agreement - Execution 4

The Closing is contingent upon the execution of certain other documents, including without limitation the following: (i) the purchase of assets by Buyer from Assignee pursuant to the Asset Sale Agreement of even date herewith; (ii) the execution of the LLC Agreement for H2scan LLC, and receipt by H2scan of the capital investments outlined therein; and (iii) the amendment of the Sandia License (as defined below in Exhibit A) in form satisfactory to Buyer.

          (b)     Documents  Delivered  by Seller.  At the Closing, Seller shall
                  --------------------------------
deliver  to  Buyer,  all  duly  and  properly  executed,  the  following:

               (i) An Officer's Certificate executed by the President of Seller, dated as of the Closing, certifying that all of Seller's representations and warranties are true and correct as of the Closing Date and Seller has performed all of its covenants and obligations required to be performed by it on or prior to Closing;

               (ii)    (ii)   An  Assignment  Agreement  transferring  Seller's
rights,  title  and  interest  to  the  Trademarks;

               (iii) Resolution of the Board of Directors of Seller approving the sale of Assets; and

               (iv) Consent of Sandia Corporation ("Sandia") where applicable.

          (c)     Documents and Instruments delivered by Buyer.  At the Closing,
                  --------------------------------------------
Buyer  shall  deliver  to Seller, all duly and properly executed, the following:

               (i) An Officer's Certificate executed by the President of Buyer, dated as of the Closing, certifying that all of Buyer's representations and warranties are true and correct as of the Closing Date and Buyer has performed all of its covenants and obligations required to be performed by it on or prior to Closing;

               (ii)    The  consideration  set  forth  in Section 2 hereof; and

               (iii) Resolutions of the Board of Directors of Buyer approving the purchase of the Assets.

          (d)     Delivery  of  Possession  of  the Assets.  Simultaneously with
                  ----------------------------------------
such deliveries, Seller will take all such steps as may be requested by Buyer to put Buyer in actual possession and operating control of the Assets.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. All of the obligations of Buyer under this Agreement are subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any of which Buyer may waive in whole or in part:

          (a)     Representations True.  All representations and warranties made
                  --------------------
by Seller in this Agreement, or in any written statement delivered by Seller to Buyer pursuant to this Agreement, shall be true on and as of the Closing Date as though such representations and warranties were made at and as of such date.


Technology Transfer Agreement - Execution 5

          (b)     Performance.  Seller shall have performed and complied with
                  -----------
all agreements or conditions required by this Agreement to be performed and complied with by Seller prior to or on the Closing Date.

          (c)     Delivery of Documents.  There shall have been delivered to
                  ---------------------
Buyer the documents and instruments set forth in Section 6.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. All of the obligations of Seller under this Agreement are subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any of which Seller may waive in whole or in part:

          (a)     Representations  True.  All  representations  made by Buyer in
                  ----------------------
this Agreement or in any written statement delivered by Buyer to Seller pursuant to this Agreement shall be true and correct as of the Closing Date as though such representations and warranties were made as of such date.

          (b)     Performance  by  Buyer. All  covenants,  conditions and other
                  -----------------------
obligations under this Agreement that are to be performed or complied with by Buyer shall have been fully performed and complied with at or prior to the Closing, including the delivery of the instruments and documents;

          (c)     Delivery  of  Documents.  There  shall  have been delivered to
                  -----------------------
Seller  the  documents  and  instruments  set  forth  in  Section  6.

     9. TRANSFER AND FURTHER ASSURANCES. From time to time after the Closing Date, at the request of Buyer, Seller shall, without further consideration, deliver such further instruments of transfer and take such other actions as may be reasonably necessary in order to more effectively transfer any of the Assets to Buyer.

     10.     MISCELLANEOUS.

          (a)     Expenses.  Each  party shall bear its own expenses incurred in
                  --------
connection  with  this  Agreement  and  the  transactions  contemplated  hereby.

          (b)     Binding  Effect.  This  Agreement  shall  be  binding upon and
                  ---------------
shall inure to the benefit of the parties, and their heirs, personal representatives, executors, administrators and assigns.

          (c)     Attorneys'  Fees.  Should  any litigation be commenced between
                  ----------------
the parties hereto, or their personal representatives, concerning any provision of this Agreement, or the rights and duties of any person in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for its attorneys' fees and costs in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

          (d)     Entire  Agreement.  This  Agreement  including  the  Exhibits
                  -----------------
hereto, contains the entire agreement of the parties hereto, and supersedes any prior written or oral agreement between them concerning the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the


Technology Transfer Agreement - Execution 6 subject matter hereof, which are not fully expressed or incorporated by referenced herein.

          (e)     Governing Law.  All questions with respect to the construction
                  -------------
of this Agreement and the rights and liabilities of the parties hereto shall be governed by the laws of the State of California.

          (f)     Notices.  Whenever this Agreement provides for the delivery of
                  -------
a notice or other communications, it shall be deemed sufficient if in writing and served either personally by United States mail, or a reputable overnight mail carrier postage prepaid, addressed as follows:

             BUYER :     H2SCAN
                         16560 Vasquez Canyon Road
                         Canyon Country, CA 91351
                         Phone: (661) 775-9575
                         Fax: (661) 775-9515
                         Attention:     Steven A. Huenemeier
                                        President

     SELLER:             DCH Technology, Inc.
                         24832 Avenue Rockefeller
                         Valencia, California 91355
                         Phone:  (661) 775-8120
                         Attention:     John Donohue
                                        Chief Executive Officer

Any notice so sent shall be deemed received the same day if delivered personally, the next day if sent by overnight mail, or three days after mailing if sent by U.S. mail.

          (g)     Amendments.  This Agreement may be waived, altered, amended or
                  ----------
repealed, in whole or in part, only by the written consent of both Buyer and Seller.

          (h)     Counterpart Execution.  This Agreement may be executed in any
                  ---------------------
number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

          (i)     Severability.  If one or more provisions of this Agreement are
                  ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

          (j)     Equitable Remedies.  It is understood and agreed that breach
                  ------------------
of this Agreement will cause irreparable damage for which recovery of money damages would be inadequate, and that any party may seek timely injunctive relief, without obligation to post a bond, to protect such party's right in addition to any and all remedies available at law.

          (k)     Confidentiality.  Seller agrees to treat the Assets as
                  ---------------
confidential information and will take reasonable steps to keep the Assets confidential.


Technology Transfer Agreement - Execution 7
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          (l)     Non-Waiver.  No term or provisions hereof shall be deemed
                  ----------
waived, and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

          (m)     Assignment.  This Agreement shall inure to the benefit of and
                  ----------
be binding upon each party's successors and assigns.


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Technology Transfer Agreement - Execution      8

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed date first above written.


BUYER:                              H2SCAN LLC

                                    By:  /s/ Steven A. Huenemeier
                                         ------------------------
                                    Its: President and CEO
                                         ------------------------


SELLER:                             DCH TECHNOLOGY, INC.

                                    By:  /s/ John T. Donohue
                                         ------------------------
                                    Its: Chief Executive Officer
                                         ------------------------


TABLE OF EXHIBITS
-----------------


EXHIBIT A -     Contracts
EXHIBIT B -     Intellectual Property & Intangible Assets



Technology Transfer Agreement - Execution 9

                                    EXHIBIT A
                                    ---------
                                    CONTRACTS



1. License Agreement between Sandia Corporation and DCH Technology, Inc., License No. 96-C00333, as amended (together, the "Sandia License).



Technology Transfer Agreement - Execution 10

                                    EXHIBIT B
                                    ---------

                    INTELLECTUAL PROPERTY & INTANGIBLE ASSETS


TRADEMARKS AND SERVICE MARKS
----------------------------


                             REGISTRATION
                             ------------
       MARK                     NUMBER       REGISTRATION DATE
       ----                     ------       -----------------

ROBUST HYDROGEN SENSOR          2459306        June 12, 2001

HYDROGEN IS THE FUTURE, WE
CAN SENSE IT                    2561317       April 16, 2002

H2SCAN                      Not registered.

PATENTS
-------

NONE
----


Technology Transfer Agreement - Execution 11
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